UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Act of 1934

Date of Report (Date of earliest event reported) January 20, 2022

AMCON DISTRIBUTING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-15589	47-0702918
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7405 Irvington Road, Omaha NE 68122

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 402-331-3727

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFO 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	DIT	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 below is incorporated by reference into this Item 3.03.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in Item 5.07 below, AMCON Distributing Company (the "Company") held its annual meeting of stockholders on Thursday, January 20, 2022, at which meeting the Company's stockholders approved the AMCON Distributing Company 2022 Omnibus Incentive Plan (the "2022 Omnibus Incentive Plan"). The terms of the 2022 Omnibus Incentive Plan provide for the grant of stock options, restricted stock awards, restricted stock units, performance share awards, as well as awards such as stock appreciation rights, performance units, performance shares, bonus share and dividend share awards payable in the form of common stock or cash. Subject to certain adjustments, the maximum number of shares of the Company's common shares that may be delivered pursuant to awards under the 2022 Omnibus Incentive Plan is 60,000 shares. Eligible participants under the 2022 Omnibus Incentive Plan include all employees of the Company, its affiliates and its subsidiaries, including employees who are officers or members of the Company's board of directors, and members of the Company's board of directors who are not employees of the Company.

The foregoing description is qualified in its entirety by reference to the full text of the 2022 Omnibus Incentive Plan, which is attached hereto as Exhibit 10.1, and is incorporated herein by reference. A more detailed description of the 2022 Omnibus Incentive Plan was included in Proposal No. 3 of the Company's definitive proxy statement filed with the Securities and Exchange Commission on December 8, 2021, which description is incorporated in its entirety herein by reference. The information set forth in Item 5.07 below is incorporated by reference into this Item 5.02.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described in Item 5.07 below, the Company held its annual meeting of stockholders on Thursday, January 20, 2022, at which meeting the Company's stockholders approved an amendment (the "Declassification Amendment") to the Company's Restated Certificate of Incorporation to declassify the Company's board of directors and provide for the annual election of directors, beginning with the Company's next succeeding annual meeting of stockholders (that is, the annual meeting following the Company's 2022 fiscal year). On January 20, 2022, the Company filed a Certificate of Amendment of the Company's Restated Certificate of Incorporation (the "Certificate of Amendment") with the Secretary of State of the State of Delaware to effect the Declassification Amendment.

On January 20, 2022, following approval by the Company's stockholders at the annual meeting of the Declassification Amendment, the Company's board of directors adopted amended and restated bylaws (the "Amended and Restated Bylaws") conforming to the Declassification Amendment, which became effective upon the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware.

The foregoing description is qualified in its entirety by reference to the full text of the Certificate of Amendment and of the Amended and Restated Bylaws, which are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference. A more detailed description of the material changes in rights of the Company's stockholders as a result of the Declassification Amendment was included in Proposal No. 4 of the Company's definitive proxy statement filed with the Securities and Exchange Commission on December 8, 2021, which description is incorporated in its entirety herein by reference. A Description of Securities, prepared to be consistent with the Certificate of Amendment and the Amended and Restated Bylaws, is attached hereto as Exhibit 4.1.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of stockholders on Thursday, January 20, 2022, at which meeting the Company's stockholders voted upon the following matters:

•	The election of two members of the Company's board of directors;

•	The ratification and approval of the selection of RSM US LLP as the Company's independent registered public accounting firm for the Company's 2022 fiscal year;

•	The approval of the Company's 2022 Omnibus Incentive Plan; and

•	The approval of an amendment to the Company's Restated Certificate of Incorporation to declassify its board of directors.

Election of Directors

At the annual meeting, Jeremy W. Hobbs and Stanley Mayer each was elected as a director. The following is a summary of the votes cast at the annual meeting with respect to the election of directors:

Name	Votes in Favor	Votes Withheld
Jeremy W. Hobbs	485,421	8,975
Stanley Mayer	484,101	10,295

There were 46,272 broker non-votes with respect to this matter.

In addition to the two directors elected at the annual meeting (Jeremy W. Hobbs and Stanley Mayer), the persons continuing their term of office as members of the Company's board of directors are:

Christopher H. Atayan
Raymond F. Bentele
Andrew C. Plummer
John R. Loyack
Timothy R. Pestotnik

As a result of the approval by stockholders of an amendment to the Company's Restated Certificate of Incorporation to declassify the board of directors, each director elected at each annual meeting of stockholders, beginning with the Company’s next succeeding annual meeting of stockholders (that is, the annual meeting following the Company's 2022 fiscal year), will serve a one-year term expiring at the following annual meeting of stockholders and until his or her respective successor is duly elected and qualified, or until his or her earlier death, resignation, disqualification or removal. To facilitate this declassification of the Company's board of directors, each member of the board, including the two directors elected at the annual meeting, consecutively tendered his resignation immediately following the annual meeting and was subsequently reappointed to the declassified board by the remaining members of the Company's board of directors. As a result of this seriatim resignation and reappointment, each member of the Company's board of directors will serve in that capacity for a one-year term, and will stand for election annually beginning with the Company's next succeeding annual meeting of stockholders (that is, the annual meeting following the Company's 2022 fiscal year).

Ratification and Approval of Independent Registered Public Accounting Firm

At the annual meeting, the selection of RSM US LLP as the Company's independent registered public accounting firm for the Company's 2022 fiscal year was ratified and approved. The following is a summary of the votes cast at the annual meeting with respect to this matter:

	Votes in Favor	Votes Against	Votes Abstaining
Ratification and approval of the selection of RSM US LLP	540,056	106	506

There were no broker non-votes with respect to this matter.

Approval of 2022 Omnibus Incentive Plan

At the annual meeting, the Company's 2022 Omnibus Incentive Plan was approved. The following is a summary of the votes cast at the annual meeting with respect to this matter:

	Votes in Favor	Votes Against	Votes Abstaining
Approval of the Company's 2022 Omnibus Incentive Plan	448,956	39,222	6,218

There were 46,272 broker non-votes with respect to this matter.

Approval of an Amendment to the Company's Restated Certificate of Incorporation to Declassify the Company's Board of Directors

At the annual meeting, an amendment to the Company's Restated Certificate of Incorporation to declassify the Company's Board of Directors was approved. The following is a summary of the votes cast at the annual meeting with respect to this matter:

	Votes in Favor	Votes Against	Votes Abstaining
Approval of an amendment to the Company's Restated Certificate of Incorporation to declassify the Company's Board of Directors	491,168	169	3,059

There were 46,272 broker non-votes with respect to this matter.

Additional information regarding each of the matters voted on at the annual meeting is contained in the Company's definitive proxy statement filed with the Securities and Exchange Commission on December 8, 2021.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment of the Restated Certificate of Incorporation of AMCON Distributing Company.

3.2	Amended and Restated Bylaws of AMCON Distributing Company.

4.1	Description of the Registrant's Securities.

10.1	AMCON Distributing Company 2022 Omnibus Incentive Plan.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMCON DISTRIBUTING COMPANY

Dated: January 20, 2022

	By:	/s/ Charles J. Schmaderer
Charles J. Schmaderer
Vice President, Chief Financial Officer and Secretary